SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2004

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of	1-13179	31-0267900
incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 443 — 6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers
Signature

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

     This report amends the Current Report on Form 8-K filed by Flowserve Corporation (the “Company”) on October 18, 2004. On October 13, 2004, Richard J. Guiltinan, Jr., the Company’s Vice President, Controller and Chief Accounting Officer, announced his plans to leave the Company. On October 25, 2004, Mr. Guiltinan informed the Company that he had reconsidered and decided to remain with the Company to serve in his present position.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: October 26, 2004